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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: June 26, 2000
                        (Date of earliest event reported)



                                 LEARNCOM, INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


           0-29379                                      87-0622927
     (Commission File No.)                           (I.R.S. Employer
                                                    Identification No.)


                              720 Industrial Drive
                           Bensenville, Illinois 60106
               (Address of principal executive offices; zip code)

                                 (630) 227-1080
              (Registrant's telephone number, including area code)


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Item 4.           Change in Registrant's Certifying Accountants

(a)      Previous independent accountants

         (i) On June 26, 2000, LearnCom, Inc. (the "Registrant") dismissed Crouch, Bierwolf & Chisholm as its independent accountants.

         (ii) The report of Crouch, Bierwolf & Chisholm for the Registrant's fiscal year ended December 31, 1999, the only fiscal year of the Registrant audited by Crouch, Bierwolf & Chisholm, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, but was qualified due to a going concern uncertainty.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the most recent fiscal year and through June 26, 2000, there have been no disagreements with Crouch, Bierwolf & Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Crouch, Bierwolf & Chisholm would have caused them to make reference thereto in their report on the financial statements for such year.

         (v) The Registrant has requested that Crouch, Bierwolf & Chisholm furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

(b)      New independent accountants

         (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of June 26, 2000. During the Registrant's two most recent fiscal years and through June 26, 2000, the Registrant has not consulted with Ernst & Young LLP on (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or
                (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B
                Item 304 (a) (1)(iv)).

                                       2

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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits

(c)      Exhibits

            16      Letter from Crouch, Bierwolf & Chisholm, former accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated: October 18, 2000

                                            LearnCom, Inc.



                                            By:  /s/ Lloyd W. Singer
                                                 ----------------------
                                                     Lloyd W. Singer
                                                 Chief Executive Officer and
                                                 President

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